Supplement dated October 2, 2013 to your Prospectus dated May 1, 2013, for the variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. This supplement must be preceded or accompanied by the prospectus for your Contract, as supplemented (the “Prospectus”). Please retain it for future reference.

Substitution of the AllianceBernstein VPS Balanced Wealth Strategy Portfolio

We have filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to approve the substitution of the AllianceBernstein VPS Balanced Wealth Strategy Portfolio (“AllianceBernstein Balanced Portfolio”) with the Janus Aspen Series Balanced Portfolio (“Janus Balanced Portfolio”). If the SEC grants the order, we anticipate that the proposed substitution will occur on or about November 1, 2013 (the “Substitution Date”).

From the date of this supplement until the Substitution Date, if you have Contract Value allocated to the Subaccount investing in the AllianceBernstein Balanced Portfolio (the “AllianceBernstein Subaccount”), you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 free transfers permitted each calendar year. All other transfers are subject to limitations as described in the Prospectus for your Contract. You may submit a transfer request to us using any of the means described in the Prospectus. Please see the Prospectus for details.

On the Substitution Date, any Contract Value that remains allocated to the AllianceBernstein Subaccount after the close of business will be transferred to the Subaccount corresponding to the Janus Balanced Portfolio (the “Janus Subaccount”). Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the AllianceBernstein Balanced Portfolio and Janus Balanced Portfolio, as of the close of business on the Substitution Date. We will pay all expenses incurred in connection with the substitution. You will not incur any fees or charges or tax liability because of the substitution and your Contract Value immediately before the substitution will be equal to Contract Value immediately after the substitution. The substitution transactions will not be treated as transfers that count toward the number of free transfers that may be made in a given Contract Year.

After the Substitution Date, the AllianceBernstein Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the AllianceBernstein Subaccount will be deemed an instruction for the Janus Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the 30 calendar day period after the Substitution Date (the “free transfer period”), you may make a one-time transfer out of the Janus Subaccount without the transfer counting towards the transfer limitations described in your Prospectus. Except for market timing limitations described in your Prospectus, we will not exercise any rights we reserve under the Contracts to impose additional restrictions on transfers out of the Janus Subaccount during the free transfer period.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Substitution Date.

Form No.	NYABSUP913